ANNUAL
REPORT

July 31, 1998

Franklin Gold Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Shareholder Letter...................................            1
Special Update.......................................            5
Performance Summaries
 Class I ............................................            7
 Class II ...........................................           10
 Advisor Class ......................................           12
Financial Highlights &
Statement of Investments ............................           16
Financial Statements ................................           21
Notes to
Financial Statements ................................           24
Independent
Auditor's Report.....................................           28
Tax Information......................................           29


SHAREHOLDER LETTER

CONTENTS

Your Fund's Objective: Franklin Gold Fund seeks capital appreciation with current income, by investing primarily in securities of companies engaged in mining, processing or dealing in gold or other precious metals.

Dear Shareholder:

This annual report of Franklin Gold Fund covers the fiscal year ended July 31, 1998. During the reporting period, commodity prices in general fell significantly, with the Goldman Sachs Commodity Index (GSCI) declining from 3,369.67 on July 31, 1997, to 2,303.62 on July 31, 1998.1 Gold bullion prices declined 11.7%, from $324 per ounce to $286, during the period. This decline was due partly to demand for gold bullion being negatively affected by the Asian turmoil and a strong U.S. dollar. However, most of the decline was due to an oversupply in the market due to increased production, substantial producer hedging, and significant sales by central banks. Currency fluctuations also affected the supply of gold. During the period, South Africa's rand fell 24.72% against the U.S. dollar and Australia's dollar dropped 19.03%. This relative strength of the U.S. dollar allowed producers in these countries to realize higher profits and remain in operation, which delayed the downsizing, cost control, and merger activity which might otherwise have improved the oversupply outlook. Within this environment, the fund's Class I shares produced a -33.83% cumulative total return for the fiscal year, as discussed in the Performance Summary on page 7. During the same time period, the Financial Times Gold Mines Index returned -36.31%. We always maintain a long-term perspective when managing the fund, and encourage our shareholders to view their investments in a similar manner. Lipper Analytical Services Inc. ranked Franklin Gold Fund #1 out of 19 gold oriented funds for the ten-year period ended July 31, 1998.2

1. Source: Bloomberg. The GSCI is comprised on the world's major commodities, including gold bullion.
You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 19 of this report.
2. The fund also was ranked #9 of 42 for the one year and #7 of 25 for the five years ending July 31, 1998. Lipper Analytical Services is a nationally recognized mutual fund research organization. Lipper rankings do not include sales charges, and past expense reductions by the fund's manager increased the fund's total returns. Rankings may have been different if these factors had been considered. Past performance cannot guarantee future results.

During the 12 months under review, we made no major shifts in industry or geographic exposure and continued to focus on companies with an emphasis on low-cost operations, such as Newmont Mining Corp., Barrick Gold Corp., Franco-Nevada Mining Corp., Ltd., and Euro-Nevada Mining Corp. Each of these companies has solid management and an established history of focusing on low-cost production and long-term growth. Barrick Gold Corp. reduced costs during the year, and its Pierina project in Chile may help the company continue this trend. Newmont Mining Corp. and Compania de Minas Buenaventura SA benefited from a favorable Peruvian court ruling allowing them to increase their holdings in Yanacocha, one of the world's lowest-cost gold mines. Franco-Nevada Mining Corp., Ltd. and Euro-Nevada Mining Corp. were on schedule with their low-cost Ken Snyder mine, expected to begin production in late 1999. The only changes that occurred in our portfolio holdings were the result of industry consolidation. For example, our large position in Anglogold, Ltd. came about because of the consolidation of five South African companies.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we view long-term supply stability and physical demand growth for gold as attractive and remain optimistic about its future. In preparation for the upcoming European Economic Union, the European Central Bank (ECB) announced in July that it would hold approximately 15% of its reserves in gold. This should leave large amounts of gold in the hands of individual European central banks. In our opinion, gold bullion prices may be in a holding pattern until the ECB clarifies its regulation of sales and lending policies of these banks. In addition, production that is uneconomic will hopefully be shut down and new projects held to higher economic scrutiny. Two other potential issues could also provide a catalyst for gold bullion prices. First, the ongoing currency pressures in emerging markets may renew interest in gold as a hard asset or global currency. Second, any problems with the rollout of the European Economic Union could trigger a renewed commitment by individual European central banks to gold as a credible reserve component. With our focus on gold mining companies as long-term growth vehicles, we intend to invest in quality mining stocks with positive reserve and production-growth profiles. We also continue to recognize the importance of diversification among individual securities, geographic regions, and other precious metals.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In our opinion, the fund continues to have a useful place in a diversified investment portfolio as potential protection against economic uncertainty and inflation. As discussed in the prospectus, however, it is subject to special risks, including those related to fluctuations in the price of gold and other precious metals, and the currency fluctuation and political uncertainty associated with foreign investing and developing markets. Please remember that this discussion reflects our views, opinions, and portfolio holdings as of July 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is not predictive of future results, these insights may help you understand our investment and management philosophy. We appreciate your participation in Franklin Gold Fund and welcome any comments or suggestions you may have.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Sincerely,

R. Martin Wiskemann
Suzanne Willoughby Killea
Portfolio Managers
Franklin Gold Fund

THE PRICE OF GOLD

Our reports on Franklin Gold Fund often refer to the price of gold bullion and its effects upon the value of the fund. But what affects the price of gold?

The Economy

In times of significant inflation or great economic uncertainty, traditional investments such as bonds and stocks may not perform well. In such times, gold has historically maintained its value as a hard asset, and has often outperformed traditional investments. However, in times of stable economic growth, traditional investments could offer greater appreciation potential.

Politics

Gold also tends to maintain or rise in value during times of heightened political instability. People looking for a "safe" place to store their money often choose gold based on its value as a global currency and on its portability.

Supply

Supply affects the price of gold, and gold mining companies can impact the supply of gold by increasing or decreasing production. For example, when gold prices are relatively low, mining companies may close high-cost mines because production is not profitable. By decreasing gold production, these companies would curtail supply, which might lead to higher prices for the metal. Supply is also affected by the amount of gold bullion held in reserve by the central banks of many countries. When one or more of these banks sell a portion of their holdings, current supply increases, which in turn can lead to lower bullion prices.

Demand

Demand also impacts the price of gold. At least two-thirds of the gold produced is consumed in jewelry. An increase in worldwide demand for jewelry could lead to an increase in the price of gold bullion, while economic weakness such as recession may result in lower demand for jewelry. Industrial consumption (electronics) and investor hoarding also affect demand, and a weaker U.S. dollar could increase demand for gold bullion in other countries.

During the past year, many of these factors influenced the price of gold, which the following graph illustrates:

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin Gold Fund - Class I produced a -33.83% cumulative total return for the one-year period ended July 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner.

The fund's share price, as measured by net asset value, decreased $3.96, from $11.44 on July 31, 1997, to $7.48 on July 31, 1998. During the reporting period, shareholders received per-share distributions of 9.9 cents ($0.099) in income dividends. Distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

The graph below compares the performance of Franklin Gold Fund - Class I over the past 10 years with the performance of the Standard & Poor's 500(R) Stock Index (S&P 500(R)). Please note that this index differs from the fund since it does not emphasize gold stocks, and on July 31, 1998, contained only 1.0% gold stocks. Of course, an unmanaged index has an inherent performance differential over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike indices, mutual funds are never fully invested because they need cash on hand to redeem shares or pay for upcoming investments. In addition, the fund's performance includes the maximum initial sales charge, all fund expenses, and account fees. If the fund's costs had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The historical performance data shown pertains only to the fund's Class I shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details. *Includes the sales charge and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. **Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Class I
Periods ended 7/31/98
                                                                       Since
                                                                      Inception
                                    1-Year    5-Year       10-Year    (5/19/69)
--------------------------------------------------------------------------------
Cumulative Total Return1           -33.83%     -44.09%    -13.08%    +123.23%
Average Annual Total Return2       -36.81%     -11.80%     -1.85%      +2.63%
Value of $10,000 Investment3        $6,319      $5,339     $8,298     $21,381

                            7/31/94    7/31/95     7/31/96    7/31/97    7/31/98
--------------------------------------------------------------------------------
One-Year Total Return4       -3.52%     +3.14%      +1.65%    -16.45%    -33.83%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the sales charge. Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense reductions by the fund's manager increased the fund's total returns. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the social, economic and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Class II

Franklin Gold Fund - Class II produced a -34.35% cumulative total return for the one-year period ended July 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include sales charges.

The fund's share price, as measured by net asset value, decreased $3.94, from $11.37 on July 31, 1997, to $7.43 on July 31, 1998. During the reporting period, shareholders received per-share distributions of 3.89 cents ($0.0389) in income dividends. Distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities inthe portfolio.

The graph on page 11 compares the performance of Franklin Gold Fund - Class II since inception with the performance of the Standard & Poor's 500 Stock Index (S&P 500). Please note that this index differs from the fund since it does not emphasize gold stocks, and on July 31, 1998, contained only 1.0% gold stocks. Of course, an unmanaged index has an inherent performance differential over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike indices, mutual funds are never fully invested because they need cash on hand to redeem shares or pay for upcoming investments. In addition, the fund's performance includes sales charges, all fund expenses, and account fees. If the fund's costs had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The historical performance data shown pertains only to the fund's Class II shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details. *Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. **Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Class II
Periods ended 7/31/98
                                                         Since
                                                       Inception
                                              1-Year   (5/1/95)
-----------------------------------------------------------------
Cumulative Total Return1                      -34.35%   -44.35%
Average Annual Total Return2                  -35.62%   -16.76%
Value of $10,000 Investment3                  $6,438    $5,510

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the social, economic and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Advisor Class

Franklin Gold Fund - Advisor Class produced a -32.46% cumulative total return for the one-year period ended July 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, decreased $3.82, from $11.43 on July 31, 1997, to $7.61 on July 31, 1998. During the reporting period, shareholders received per-share distributions of 11.89 cents ($0.1189) in income dividends. Distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

The graph on page 14 compares the performance of Franklin Gold Fund - Advisor Class over the past 10 years with the performance of the Standard & Poor's 500 Stock Index (S&P 500). Please note that this index differs from the fund since it does not emphasize gold stocks, and on July 31, 1998, contained only 1.0% gold stocks. Of course, an unmanaged index has an inherent performance differential over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike indices, mutual funds are never fully invested because they need cash on hand to redeem shares or pay for upcoming investments. In addition, the fund's performance includes all fund expenses and account fees. If the fund's costs had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The historical performance data shown pertains only to the fund's Advisor Class shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.
*Represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. **Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Advisor Class

Periods ended 7/31/98
                                                                        Since
                                                                     Inception
                                                                     of the Fund
                                1-Year*       5-Year*    10-Year*     (5/19/69)*
--------------------------------------------------------------------------------
Cumulative Total Return1         -32.46%      -42.85%    -11.16%      +128.15%
Average Annual Total Return1     -32.46%      -10.59%     -1.18%        +2.87%
Value of $10,000 Investment2      $6,754       $5,715     $8,884       $22,815

                          7/31/94     7/31/95    7/31/96     7/31/97    7/31/98
--------------------------------------------------------------------------------
One-Year Total Return3,*    -3.52%     +3.14%     +1.65%     -12.24%     -32.46%

*On January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, and 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -40.72%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates.
All calculations assume reinvestment of dividends and capital gains. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the social, economic and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN GOLD FUND
Financial Highlights



                                                                               CLASS I
                                                       -----------------------------------------------------
                                                                         YEAR ENDED JULY 31,
                                                       -----------------------------------------------------
                                                            1998       1997      1996      1995      1994
                                                       -----------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $11.44     $14.65    $15.07    $14.88    $15.63
                                                       -----------------------------------------------------
Income from investment operations:
 Net investment income ................................         .10        .07       .21       .18       .19
 Net realized and unrealized gains (losses) ...........       (3.96)     (2.37)      .01       .27      (.75)
                                                       ------------------------------------------------------
Total from investment operations ......................       (3.86)     (2.30)      .22       .45      (.56)
                                                       ------------------------------------------------------
Less distributions from:
 Net investment income ................................        (.10)      (.09)     (.13)     (.20)     (.19)
 In excess of net investment income ...................          --         --        --      (.06)       --
 Net realized gains ...................................          --       (.82)     (.51)       --        --
                                                       ------------------------------------------------------
Total distributions ...................................        (.10)      (.91)     (.64)     (.26)     (.19)
                                                       ------------------------------------------------------
Net asset value, end of year ..........................      $ 7.48     $11.44    $14.65    $15.07    $14.88
                                                       ======================================================

Total return* .........................................      (33.83)%   (16.45)%    1.65%     3.14%    (3.52)%

Ratios/supplemental data
Net assets, end of year (000's) .......................    $189,591   $291,544  $364,032  $391,966  $418,698
Ratios to average net assets:
 Expenses .............................................        1.19%      1.05%      .95%      .95%      .81%
 Net investment income ................................        1.05%       .55%      .99%     1.20%     1.30%
Portfolio turnover rate ...............................        6.09%     16.05%    28.74%     6.36%     1.46%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.



FRANKLIN GOLD FUND
Financial Highlights (continued)

                                                                                  CLASS II
                                                                -----------------------------------------
                                                                             YEAR ENDED JULY 31,
                                                                -----------------------------------------
                                                                      1998      1997      1996      1995+***
                                                                -----------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year............................       $11.37    $14.61    $15.05    $15.02
                                                              -------------------------------------------
Income from investment operations:
 Net investment income (loss).................................          .03      (.02)      .12       .12
 Net realized and unrealized gains (losses)...................        (3.93)    (2.38)     (.02)      .09
                                                              -------------------------------------------
Total from investment operations..............................        (3.90)    (2.40)      .10       .21
                                                              -------------------------------------------
Less distributions from:
 Net investment income........................................         (.04)     (.02)     (.03)     (.12)
 In excess of net investment income...........................        --        --        --         (.06)
 Net realized gains...........................................        --         (.82)     (.51)    --
                                                              ----------------------------------------
Total distributions...........................................         (.04)     (.84)     (.54)     (.18)
                                                              --------------------------------------------
Net asset value, end of year..................................       $ 7.43    $11.37    $14.61    $15.05
                                                              ===========================================
Total return*.................................................       (34.35)%  (17.18)%     .81%     1.45%
Ratios/supplemental data
Net assets, end of year (000's)...............................      $20,353   $20,783   $12,977    $3,104
Ratios to average net assets:
 Expenses.....................................................         1.96%     1.83%     1.74%     1.73%**
 Net investment income (loss).................................          .25%     (.16%)     .16%      .33%**
Portfolio turnover rate.......................................         6.09%    16.05%    28.74%     6.36%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***For the period May 1, 1995 (effective date) to July 31, 1995.
+Per share amounts have been calculated using the daily average shares outstanding during the period.

FRANKLIN GOLD FUND
Financial Highlights (continued)

                                                                                           ADVISOR CLASS
                                                                                   ------------------------
                                                                                        YEAR ENDED JULY 31,
                                                                                   ------------------------
                                                                                         1998         1997***
                                                                                   ------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.................................................       $11.43    $13.12
                                                                                   ------------------------
Income from investment operations:
 Net investment income.............................................................          .14       .07
 Net realized and unrealized losses................................................        (3.84)    (1.67)
                                                                                   ------------------------
Total from investment operations...................................................        (3.70)    (1.60)
                                                                                   ------------------------
Less distribution from net investment income.......................................         (.12)     (.09)
                                                                                   ------------------------
Net asset value, end of year.......................................................       $ 7.61    $11.43
                                                                                   =======================

Total return*......................................................................       (32.46)%  (12.24)%

Ratios/supplemental data
Net assets, end of year (000's)....................................................       $2,207    $3,211
Ratios to average net assets:
 Expenses..........................................................................          .96%      .83%**
 Net investment income.............................................................         1.30%      .80%**
Portfolio turnover rate............................................................         6.09%    16.05%

*Total return is not annualized.
**Annualized
***For the period January 2, 1997 (effective date) to July 31, 1997.

See notes to financial statements.

FRANKLIN GOLD FUND
Statement of Investments, July 31, 1998
                                                                                                     SHARES/
                                                                                      COUNTRY       WARRANTS          VALUE
 Common Stocks and Warrants 86.1%

 Gold & Diversified Resources 8.2%

 Freeport-McMoRan Copper & Gold, Inc., Class A...............................     United States    308,011      $ 4,369,906
   Freeport-McMoRan Copper & Gold, Inc., Class B.............................     United States    131,000        1,940,438
   Orogen Minerals, Ltd. ....................................................       Australia      720,000          983,744
   Orogen Minerals, Ltd., GDR................................................       Australia       54,000          737,807
   Rio Tinto, Plc. ..........................................................    United Kingdom    522,401        5,888,303
   Teck Corp., Class B ......................................................        Canada        382,100        3,549,113
                                                                                                            ---------------
                                                                                                                 17,469,311
                                                                                                            ---------------
   Long Life Gold Mines 42.7%
   Anglogold, Ltd. ..........................................................     South Africa      91,265        3,849,778
   Anglogold, Ltd., Sponsored ADR............................................     South Africa     351,822        7,420,348
   Ashanti Goldfields Co., Ltd., Sponsored GDR...............................     South Africa     689,050        4,909,481
   Barrick Gold Corp.  ......................................................        Canada      1,282,249       20,996,827
   Compania de Minas Buenaventura, SA........................................         Peru         100,593          578,792
   Compania de Minas Buenaventura, SA, Sponsored ADR.........................         Peru         426,993        4,857,045
   Driefontein Consolidated, Ltd., Sponsored ADR ............................     South Africa     580,000        2,718,750
a  Gold Fields, Ltd., Sponsored ADR .........................................     South Africa      67,631          300,958
a  Harmony Gold Mining Co., Ltd. ............................................     South Africa     273,000        1,144,910
   Homestake Mining Co. .....................................................     United States    874,194        9,015,126
a  Lihir Gold, Ltd. .........................................................       Australia    1,049,600        1,242,869
   Newmont Gold Co. .........................................................     United States    255,000        4,940,625
   Newmont Mining Corp. .....................................................     United States    826,370       15,597,734
   Placer Dome, Inc. ........................................................        Canada        938,820        9,740,258
a  Randfontein Estates Gold Mining Co., warrants.............................     South Africa      46,537           27,286
a  TVX Gold, Inc. ...........................................................        Canada        997,000        2,282,070
a  Western Areas Gold Mining Co., Ltd. ......................................     South Africa     357,979          985,317
   Western Areas Gold Mining Co., Ltd., ADR .................................     South Africa      23,523           64,745
                                                                                                            ---------------
                                                                                                                 90,672,919
                                                                                                            ---------------
   Medium Life Gold Mines 8.8%
   Acacia Resources, Ltd. ...................................................       Australia    4,122,000        5,006,164
   Battle Mountain Canada, Inc. .............................................        Canada        583,600        2,787,806
a  Campbell Resources, Inc., warrants........................................        Canada        722,000           22,599
a  Canyon Resources Corp., warrants .........................................     United States    339,000               --
   Great Central Mines, Ltd. ................................................       Australia      658,375          599,697
a  Greenstone Resources, Ltd. ...............................................        Canada        568,900        1,396,537
a  Newcrest Mining, Ltd. ....................................................       Australia      865,050          966,554
a  Niugini Mining, Ltd. .....................................................       Australia      133,750          190,866
a  Niugini Mining, Ltd., Sponsored ADR.......................................       Australia      610,000          870,470
   Normandy Mining, Ltd. ....................................................       Australia    3,852,451        2,971,036
   Sons of Gwalia, Ltd. .....................................................       Australia    1,575,500        3,939,778
                                                                                                            ---------------
                                                                                                                 18,751,507
                                                                                                            ---------------
   Mining Finance Companies 13.6%
   Anglo American Corp. of South Africa, Ltd., ADR ..........................     South Africa      65,000        2,242,500
   De Beers Centenary, AG, ADR...............................................     South Africa     672,200       10,996,789
   Euro-Nevada Mining Corp. .................................................        Canada        604,200        7,435,999
   Franco-Nevada Mining Corp., Ltd. .........................................        Canada        483,200        8,158,859
                                                                                                            ---------------
                                                                                                                 28,834,147
                                                                                                            ---------------
   Platinum 11.6%
   Anglo American Platinum Corp., ADR........................................     South Africa     840,138     $ 11,425,289
   Impala Platinum Holdings, Ltd., ADR.......................................     South Africa     267,800        3,009,483
a  Stillwater Mining Co. ....................................................     United States    100,000        2,737,500
a  Stillwater Mining Co., 144A...............................................     United States    266,700        7,300,913
                                                                                                            ---------------
                                                                                                                 24,473,185
                                                                                                            ---------------
   Diamond & Gold Exploration 1.2%
a  Aber Resources, Ltd. .....................................................        Canada        247,000        2,097,595
a  Equinox Resources, NL.....................................................       Australia    1,589,047          106,144
a  Helix Resources, NL.......................................................       Australia    1,590,000          270,344
                                                                                                            ---------------
                                                                                                                  2,474,083
                                                                                                            ---------------
   Total Common Stocks and Warrants (Cost $257,934,508)......................                                   182,675,152
                                                                                                            ---------------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT*
   Convertible Bonds .6%
   Dayton Mining Corp., cvt. sub. deb., 144A, 7.00%, 4/01/02.................        Canada    $ 2,700,000          810,000
   Randgold & Exploration Co., Ltd., cvt. notes, 144A, 7.50%, 9/30/01........     South Africa     785,000          404,275
                                                                                                            ---------------
   Total Convertible Bonds (Cost $3,485,000).................................                                     1,214,275
                                                                                                            ---------------
   Total Long-Term Investments (Cost $261,419,508)...........................                                   183,889,427
                                                                                                            ---------------

b  Repurchase Agreement 14.4%
   Joint Repurchase Agreement, 5.602%, 8/03/98, (Maturity Value $30,513,835)
    (Cost $30,499,596).......................................................                   30,499,596       30,499,596
   BancAmerica Robertson Stephens (Maturity Value $493,847)
   Barclays Capital Group, Inc. (Maturity Value $2,846,723)
   Bear, Stearns Securities Corp. (Maturity Value $1,552,758)
   BT Alex Brown, Inc. (Maturity Value $2,846,723)
   Chase Securities, Inc. (Maturity Value $2,846,723)
   CIBC Wood Gundy Securities Corp. (Maturity Value $2,846,723)
   Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $2,846,723)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $2,846,723)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $2,846,723)
   Greenwich Capital Markets, Inc. (Maturity Value $2,846,723)
   Paribas Corp. (Maturity Value $2,846,723)
   SBC Warburg Dillon Read, Inc. (Maturity Value $2,846,723)
    Collateralized by U.S. Treasury Bills & Notes
   Total Investments (Cost $291,919,104) 101.1%..............................                                   214,389,023
   Other Assets, less Liabilities (1.1)%.....................................                                    (2,237,534)
                                                                                                            ---------------
   Net Assets 100.0% ........................................................                                  $212,151,489
                                                                                                            ===============
*Securities traded in U.S dollars unless otherwise indicated.
aNon-income producing.
bSee Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FRANKLIN GOLD FUND
Financial Statements
Statement of Assets and Liabilities
July 31, 1998

Assets:
 Investments in securities, at value (cost $261,419,508).................................... $183,889,427
 Repurchase agreements, at value and cost...................................................   30,499,596
 Receivables:
Capital shares sold.........................................................................      534,525
Dividends and interest......................................................................      204,306
                                                                                            -------------
Total assets................................................................................  215,127,854
                                                                                            -------------
Liabilities:
 Payables:
Capital shares redeemed ....................................................................    2,081,681
Affiliates..................................................................................      355,409
Shareholders................................................................................      459,157
 Other liabilities..........................................................................       80,118
                                                                                            -------------
Total liabilities...........................................................................    2,976,365
                                                                                            -------------
 Net assets, at value ...................................................................... $212,151,489
                                                                                            =============
Net assets consist of:
 Undistributed net investment income .......................................................     $ 37,682
 Net unrealized depreciation................................................................  (77,530,081)
 Accumulated net realized loss..............................................................  (33,013,624)
 Capital shares.............................................................................  322,657,512
 Net assets, at value ...................................................................... $212,151,489
                                                                                            =============
Class I:
 Net asset value per share ($189,591,368 / 25,355,317 shares outstanding)*..................        $7.48
                                                                                            -------------
 Maximum offering price per share ($7.48 / 95.5%)...........................................        $7.83
                                                                                            -------------
Class II:
 Net asset value per share ($20,352,891 / 2,740,226 shares outstanding)*....................        $7.43
                                                                                            -------------
 Maximum offering price per share ($7.43 / 99%).............................................        $7.51
                                                                                            -------------
Advisor Class:
 Net asset value and maximum offering price per share ($2,207,230 / 290,108 shares outstanding)     $7.61
                                                                                            -------------

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

FRANKLIN GOLD FUND Financial Statements (continued) Statement of Operations for the year ended July 31, 1998

Investment income:
(net of foreign taxes and fees of $207,611)
 Dividends...................................................................  $ 4,034,938
 Interest ...................................................................    1,811,277
                                                                             -------------
Total investment income .....................................................                 $ 5,846,215
Expenses:
 Management fees (Note 3)....................................................    1,416,311
 Distribution fees (Note 3)
Class I......................................................................      552,027
Class II.....................................................................      203,577
 Transfer agent fees (Note 3)................................................      718,944
 Custodian fees..............................................................       62,991
 Reports to shareholders.....................................................      170,126
 Registration and filing fees ...............................................       62,016
 Professional fees...........................................................       37,345
 Directors' fees and expenses................................................       16,565
 Other.......................................................................       17,930
                                                                             -------------
Total expenses ..............................................................                   3,257,832
                                                                                          ---------------
 Net investment income ......................................................                   2,588,383
                                                                                          ---------------
Realized and unrealized gains (losses):
 Net realized loss from:
Investments..................................................................  (24,030,213)
Foreign currency transactions................................................      (95,720)
                                                                             --------------
Net realized loss............................................................                 (24,125,933)
 Net unrealized appreciation (depreciation) on:
  Investments................................................................  (83,348,261)
  Translation of assets and liabilities denominated in foreign currencies....           14
                                                                             --------------
Net unrealized depreciation..................................................                 (83,348,247)
                                                                                          ----------------
Net realized and unrealized loss.............................................                (107,474,180)
                                                                                          ----------------
Net decrease in net assets resulting from operations.........................               $(104,885,797)
                                                                                          ================

See notes to financial statements.

FRANKLIN GOLD FUND
Financial Statements (continued)
Statements of Changes in Net Assets
for the years ended July 31, 1998 and 1997

                                                                                   1998           1997
                                                                            ------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ......................................................    $ 2,588,383   $ 1,827,886
Net realized loss from investments and foreign currency transactions .......    (24,125,933)   (8,975,698)
Net unrealized depreciation on investments and translation of assets and
 liabilities denominated in foreign currencies .............................    (83,348,247)  (52,315,743)
                                                                            ------------------------------
Net decrease in net assets resulting from operations .......................   (104,885,797)  (59,463,555)
Distributions to shareholders from:
 Net investment income:
Class I.....................................................................     (2,450,206)   (2,234,184)
Class II....................................................................       (100,018)      (21,024)
Advisor Class...............................................................        (47,704)      (14,937)
 Net realized gains:
Class I.....................................................................             --   (20,163,382)
Class II....................................................................             --      (911,251)
                                                                            ------------------------------
Total distributions to shareholders.........................................     (2,597,928)  (23,344,778)
                                                                            ------------------------------
Capital share transactions: (Note 2)
 Class I....................................................................     (5,299,204)    5,704,541
 Class II...................................................................      8,809,758    12,219,430
 Advisor Class..............................................................        585,881     3,414,037
                                                                            -----------------------------
Total capital share transactions ...........................................      4,096,435    21,338,008

Net decrease in net assets..................................................   (103,387,290)  (61,470,325)
Net assets
 Beginning of year..........................................................    315,538,779   377,009,104
                                                                            -----------------------------
 End of year ...............................................................   $212,151,489  $315,538,779
                                                                            =============================
Undistributed net investment income included in net assets:
 End of year ...............................................................       $ 37,682     $ 142,947
                                                                            =============================


See notes to financial statements.

FRANKLIN GOLD FUND
Notes to Financial Statements

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Gold Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks capital growth. The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At July 31, 1998, all outstanding repurchase agreements held by the Fund had been entered into on that date.

d. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers three classes of shares: Class I, Class II and Advisor Class. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class. At July 31, 1998, there were 100 million shares authorized ($.10 par value), of which 45 million shares each were designated as Class I and Class II, and 10 million shares were designated as Advisor Class. Transactions in the Fund's shares were as follows:



                                                                      YEAR ENDED JULY 31,
                                                  -------------------------------------------------------
                                                              1998                           1997
                                                  -------------------------------------------------------
                                                      SHARES       AMOUNT           SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------
Class I Shares
Shares sold....................................... 57,684,355  $528,508,829      37,310,473  $487,562,871
Shares issued on reinvestment of distributions....    249,615     2,059,834       1,410,265    18,492,485
Shares redeemed...................................(58,064,574) (535,867,867)    (38,082,550) (500,350,815)
                                                  -------------------------------------------------------
Net increase (decrease)...........................   (130,604) $ (5,299,204)        638,188   $ 5,704,541
                                                  =======================================================
Class II Shares
Shares sold.......................................  1,899,675  $ 17,713,130       1,412,506  $ 18,343,389
Shares issued on reinvestment of distributions....     10,632        88,159          56,807       744,729
Shares redeemed...................................   (997,164)   (8,991,531)       (530,783)   (6,868,688)
                                                  --------------------------------------------------------
Net increase......................................    913,143   $ 8,809,758         938,530  $ 12,219,430
                                                  =======================================================
Advisor Class*
Shares sold.......................................  3,101,828  $ 29,749,285         429,697   $ 5,074,980
Shares issued on reinvestment of distributions....      3,197        26,417           1,042        12,789
Shares redeemed................................... (3,095,800)  (29,189,821)       (149,856)   (1,673,732)
                                                  --------------------------------------------------------
Net increase......................................      9,225     $ 585,881         280,883   $ 3,414,037
                                                  =======================================================

*Effective date of Advisor Class shares was January 2, 1997.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE  MONTH-END NET ASSETS
       ---------------------------------------------------------------
          .625%   First $100 million
          .500%   Over $100 million, up to and including $250 million
          .450%   In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the year of $101,148 and $24,246, respectively.

4. INCOME TAXES

At July 31, 1998, the Fund had tax basis capital losses of $15,178,412 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2005 ........................... $ 6,513,315
         2006............................   8,665,097
                                        -------------
                                          $15,178,412
                                        =============

At July 31, 1998, the Fund has deferred capital losses occurring subsequent to October 31, 1997 of $17,835,212. For tax purposes, such losses will be reflected in the year ending July 31, 1999.

4. INCOME TAXES (cont.)

At July 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $291,919,104 was as follows:

        Unrealized appreciation.........  $18,623,793
        Unrealized depreciation.........  (96,153,874)
                                        -------------
        Net unrealized depreciation .... $(77,530,081)
                                        =============

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 1998 aggregated $14,766,572 and $14,303,526, respectively.

FRANKLIN GOLD FUND
Independent Auditor's Report

To the Shareholders and Board of Directors of the Franklin Gold Fund:

We have audited the accompanying statement of assets and liabilities of the Franklin Gold Fund (the Fund), including the Fund's statement of investments, as of July 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Gold Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

PricewaterhouseCoopers LLP

San Francisco, California
September 4, 1998


FRANKLIN GOLD FUND
Tax Information

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 12.16% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 1998.

At July 31, 1998, more than 50% of the Franklin Gold Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As in prior years, the Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 1999, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 1998.

a. The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class I and Advisor Class shareholders in December 1997:

                                                       CLASS I                         ADVISOR CLASS
                                         ---------------------------------------------------------------------
                                            FOREIGN TAXES   FOREIGN SOURCE      FOREIGN TAXES     FOREIGN SOURCE
COUNTRY                                  WITHHELD PER SHARE INCOME PER SHARE  WITHHELD PER SHARE INCOME PER SHARE
--------------------------------------------------------------------------------------------------------------
Australia ..............................     $0.000000       $0.002500           $0.000000           $0.003000
Canada .................................      0.001600        0.005300            0.001600            0.006600
Peru....................................      0.000000        0.000300            0.000000            0.000400
South Africa............................     -0.000200        0.016400           -0.000200            0.020100
United Kingdom..........................      0.000000        0.001300            0.000000            0.001600
                                         ---------------------------------------------------------------------
Total ..................................     $0.001400       $0.025800           $0.001400           $0.031700
                                         =====================================================================

b. The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class I, Class II, and Advisor Class shareholders in June 1998:

                                 CLASS I                     CLASS II                   ADVISOR CLASS
                       ---------------------------------------------------------------------------------------
                       FOREIGN TAXES FOREIGN SOURCE  FOREIGN TAXES FOREIGN SOURCE  FOREIGN TAXES FOREIGN SOURCE
                         WITHHELD      INCOME          WITHHELD      INCOME          WITHHELD       INCOME
COUNTRY                  PER SHARE    PER SHARE        PER SHARE    PER SHARE        PER SHARE     PER SHARE
--------------------------------------------------------------------------------------------------------------
Australia                $0.000600   $0.010000        $0.000600   $0.006600        $0.000600    $0.011000
Canada                    0.001500    0.006300         0.001500    0.005600         0.001500     0.005800
Peru                      0.000000    0.001000         0.000000    0.000700         0.000000     0.001100
South Africa              0.000600    0.026000         0.000600    0.020900         0.000600     0.025500
United Kingdom           -0.000100    0.003600        -0.000100    0.002500        -0.000100     0.003800
                      ----------------------------------------------------------------------------------------
Total                    $0.002600   $0.046900        $0.002600   $0.036300        $0.002600    $0.047200
                      ========================================================================================

The Fund hereby designates the total foreign taxes paid and foreign source income received, on a per share basis as detailed above, as payments qualifying under Section 853 of the Internal Revenue Code. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Franklin Gold Fund
Annual Report
July 31, 1998


APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

[BAR CHART]

GRAPHIC MATERIAL (1)

This chart compares, in bar chart format, the total return performance of Franklin Gold Fund - Class I with the Financial Times Gold Index for the one-year period ended July 31, 1998.

Franklin Gold Fund - Class I                -33.83%
Financial Times Gold Index                  -36.31%

[PIE CHART]

GRAPHIC MATERIAL (2)

This chart shows in pie format the geographic distribution of Franklin Gold Fund, based on total net assets as of July 31, 1998.

Canada                                      28.0%
South Africa                                23.3%
United States                               21.6%
Australia                                   8.4%
Other                                       5.4%
Cash & Short-Term Securities               13.3%

[BAR CHART]

GRAPHIC MATERIAL (3)

This chart shows in bar format the industry breakdown of Franklin Gold Fund, based on total net assets as of July 31, 1998.

Long-Life Gold Mines                42.9%
Mining Finance Companies            13.6%
Platinum                            11.6%
Medium-Life Gold Mines               9.2%
Gold & Diversified Resources         8.2%
Diamond & Gold Exploration           1.2%
Cash & Short-Term Securities        13.3%

[TOP HOLDINGS]

GRAPHIC MATERIAL (4)

This chart lists the top 10 holdings, including country, of Franklin Gold Fund, based on total net assets as of July 31, 1998.

Barrick Gold Corp., Canada                           9.9%
Newmont Mining Corp., United States                  7.4%
Anglo American Platinum Corp., South Africa          5.4%
DeBeers Centenary, AG, South Africa                  5.2%
Placer Dome Mining, Inc., Canada                     4.6%
Homestake Mining Co., United States                  4.3%
Franco-Nevada Mining Corp., Ltd., Canada             3.9%
Euro-Nevada Mining Corp., Canada                     3.5%
Anglogold, Ltd., South Africa                        3.5%
Stillwater Mining Co., United States                 3.4%

[LINE CHART]

GRAPHIC MATERIAL (5)

This chart shows in line format the price of gold per ounce for the one-year period ended July 31, 1998.

SPOT GOLD PRICE*
7/31/97 - 7/31/98

    DATE       SPOT GOLD
   7/31/97      $324.55
   8/31/97      $324.15
   9/30/97      $334.45
  10/31/97      $311.45
  11/30/97      $297.00
  12/31/97      $289.05
   1/31/98      $302.45
   2/28/98      $299.15
   3/31/98      $300.95
   4/30/98      $306.65
   5/31/98      $292.95
   6/30/98      $296.95
   7/31/98      $286.45
*U.S. DOLLARS PER TROY OZ.

[INDEX COMPARISON CHART]

GRAPHIC MATERIAL (6)

The following line graph compares the performance of Franklin Gold Fund's Class I shares to that of the Standard & Poor's 500 Stock Index based on a hypothetical $10,000 investment in the fund from 8/1/88 to 7/31/98.

     DATE       FRANKLIN GOLD FUND      S&P 500     S&P 500 COMPOSITE
                  -CLASS I                                 TOTAL
    8/1/88            $9,547            $10,000
    8/31/88           $9,061            $9,660            -3.40%
    9/30/88           $8,743            $10,072            4.26%
   10/31/88           $9,097            $10,352            2.78%
   11/30/88           $9,427            $10,203           -1.43%
   12/31/88           $9,104            $10,382            1.75%
    1/31/89           $9,470            $11,142            7.32%
    2/28/89           $9,861            $10,865           -2.49%
    3/31/89           $9,911            $11,118            2.33%
    4/30/89           $9,844            $11,695            5.19%
    5/31/89           $9,332            $12,168            4.05%
    6/30/89           $10,028           $12,099           -0.57%
    7/31/89           $10,204           $13,192            9.03%
    8/31/89           $10,472           $13,450            1.96%
    9/30/89           $10,856           $13,395           -0.41%
   10/31/89           $10,975           $13,084           -2.32%
   11/30/89           $12,477           $13,351            2.04%
   12/31/89           $12,917           $13,672            2.40%
    1/31/90           $13,640           $12,754           -6.71%
    2/28/90           $12,427           $12,919            1.29%
    3/31/90           $12,050           $13,261            2.65%
    4/30/90           $11,048           $12,931           -2.49%
    5/31/90           $11,860           $14,192            9.75%
    6/30/90           $11,160           $14,097           -0.67%
    7/31/90           $11,943           $14,051           -0.32%
    8/31/90           $11,595           $12,781           -9.04%
    9/30/90           $11,247           $12,159           -4.87%
   10/31/90           $10,161           $12,106           -0.43%
   11/30/90           $9,865            $12,889            6.46%
   12/31/90           $10,399           $13,248            2.79%
    1/31/91           $9,454            $13,826            4.36%
    2/28/91           $10,462           $14,814            7.15%
    3/31/91           $10,264           $15,173            2.42%
    4/30/91           $10,327           $15,209            0.24%
    5/31/91           $10,713           $15,865            4.31%
    6/30/91           $11,215           $15,138           -4.58%
    7/31/91           $11,477           $15,844            4.66%
    8/31/91           $10,367           $16,219            2.37%
    9/30/91           $10,655           $15,948           -1.67%
   10/31/91           $11,369           $16,162            1.34%
   11/30/91           $11,640           $15,511           -4.03%
   12/31/91           $11,012           $17,285           11.44%
    1/31/92           $11,058           $16,963           -1.86%
    2/29/92           $10,662           $17,182            1.29%
    3/31/92           $10,368           $16,847           -1.95%
    4/30/92           $10,156           $17,343            2.94%
    5/31/92           $10,782           $17,428            0.49%
    6/30/92           $10,814           $17,168           -1.49%
    7/31/92           $10,702           $17,870            4.09%
    8/31/92           $10,200           $17,504           -2.05%
    9/30/92           $9,865            $17,708            1.17%
   10/31/92           $9,064            $17,769            0.34%
   11/30/92           $8,478            $18,373            3.40%
   12/31/92           $8,772            $18,599            1.23%
    1/31/93           $8,810            $18,755            0.84%
    2/28/93           $9,516            $19,010            1.36%
    3/31/93           $10,608           $19,411            2.11%
    4/30/93           $11,869           $18,941           -2.42%
    5/31/93           $13,347           $19,447            2.67%
    6/30/93           $13,502           $19,504            0.29%
    7/31/93           $14,841           $19,426           -0.40%
    8/31/93           $13,331           $20,162            3.79%
    9/30/93           $12,154           $20,007           -0.77%
   10/31/93           $13,587           $20,421            2.07%
   11/30/93           $13,340           $20,227           -0.95%
   12/31/93           $15,239           $20,471            1.21%
    1/31/94           $14,971           $21,167            3.40%
    2/28/94           $14,282           $20,594           -2.71%
    3/31/94           $14,435           $19,696           -4.36%
    4/30/94           $13,794           $19,948            1.28%
    5/31/94           $14,091           $20,275            1.64%
    6/30/94           $13,962           $19,778           -2.45%
    7/31/94           $14,318           $20,427            3.28%
    8/31/94           $15,049           $21,265            4.10%
    9/30/94           $16,271           $20,746           -2.44%
   10/31/94           $15,492           $21,213            2.25%
   11/30/94           $13,923           $20,440           -3.64%
   12/31/94           $14,518           $20,743            1.48%
    1/31/95           $12,352           $21,280            2.59%
    2/28/95           $13,048           $22,110            3.90%
    3/31/95           $14,335           $22,762            2.95%
    4/30/95           $14,451           $23,432            2.94%
    5/31/95           $14,267           $24,369            4.00%
    6/30/95           $14,365           $24,934            2.32%
    7/31/95           $14,767           $25,762            3.32%
    8/31/95           $14,786           $25,826            0.25%
    9/30/95           $14,855           $26,916            4.22%
   10/31/95           $13,199           $26,819           -0.36%
   11/30/95           $14,169           $27,997            4.39%
   12/31/95           $14,332           $28,537            1.93%
    1/31/96           $16,617           $29,507            3.40%
    2/29/96           $16,658           $29,782            0.93%
    3/31/96           $16,709           $30,068            0.96%
    4/30/96           $16,913           $30,510            1.47%
    5/31/96           $17,556           $31,297            2.58%
    6/30/96           $15,348           $31,416            0.38%
    7/31/96           $15,010           $30,027           -4.42%
    8/31/96           $15,604           $30,661            2.11%
    9/30/96           $14,672           $32,387            5.63%
   10/31/96           $14,713           $33,281            2.76%
   11/30/96           $14,600           $35,797            7.56%
   12/31/96           $14,482           $35,088           -1.98%
    1/31/97           $13,838           $37,281            6.25%
    2/28/97           $15,507           $37,572            0.78%
    3/31/97           $13,806           $36,028           -4.11%
    4/30/97           $12,933           $38,179            5.97%
    5/31/97           $13,599           $40,504            6.09%
    6/30/97           $12,759           $42,318            4.48%
    7/31/97           $12,540           $45,687            7.96%
    8/31/97           $12,365           $43,128           -5.60%
    9/30/97           $12,924           $45,492            5.48%
   10/31/97           $10,885           $43,972           -3.34%
   11/30/97           $9,087            $46,008            4.63%
   12/31/97           $9,311            $46,800            1.72%
    1/31/98           $9,829            $47,319            1.11%
    2/28/98           $9,785            $50,731            7.21%
    3/31/98           $10,369           $53,328            5.12%
    4/30/98           $11,085           $53,867            1.01%
    5/31/98           $9,554            $52,940           -1.72%
    6/30/98           $8,831            $55,090            4.06%
    7/31/98           $8,298            $54,500           -1.07%


[INDEX COMPARISON CHART]

GRAPHIC MATERIAL (7)

The following line graph compares the performance of Franklin Gold Fund's Class II shares to that of the Standard & Poor's 500 Stock Index based on a hypothetical $10,000 investment in the fund from 5/1/95 to 7/31/98.

     DATE         FRANKLIN GOLD         S&P 500      S&P 500 COMPOSITE
                 FUND - CLASS II                            TOTAL
                 ---------------                            -----
    5/1/95            $9,901            $10,000
    5/31/95           $9,717            $10,400             4.00%
    6/30/95           $9,777            $10,641             2.32%
    7/31/95          $10,044            $10,995             3.32%
    8/31/95          $10,051            $11,022             0.25%
    9/30/95          $10,091            $11,487             4.22%
   10/31/95           $8,963            $11,446            -0.36%
   11/30/95           $9,617            $11,948             4.39%
   12/31/95           $9,715            $12,179             1.93%
    1/31/96          $11,253            $12,593             3.40%
    2/29/96          $11,280            $12,710             0.93%
    3/31/96          $11,301            $12,832             0.96%
    4/30/96          $11,433            $13,021             1.47%
    5/31/96          $11,855            $13,357             2.58%
    6/30/96          $10,362            $13,407             0.38%
    7/31/96          $10,126            $12,815            -4.42%
    8/31/96          $10,521            $13,085             2.11%
    9/30/96           $9,890            $13,822             5.63%
   10/31/96           $9,911            $14,203             2.76%
   11/30/96           $9,828            $15,277             7.56%
   12/31/96           $9,743            $14,975            -1.98%
    1/31/97           $9,307            $15,911             6.25%
    2/28/97          $10,415            $16,035             0.78%
    3/31/97           $9,263            $15,376            -4.11%
    4/30/97           $8,673            $16,294             5.97%
    5/31/97           $9,116            $17,286             6.09%
    6/30/97           $8,540            $18,060             4.48%
    7/31/97           $8,392            $19,498             7.96%
    8/31/97           $8,267            $18,406            -5.60%
    9/30/97           $8,643            $19,415             5.48%
   10/31/97           $7,256            $18,766            -3.34%
   11/30/97           $6,067            $19,635             4.63%
   12/31/97           $6,207            $19,973             1.72%
    1/31/98           $6,554            $20,195             1.11%
    2/28/98           $6,525            $21,651             7.21%
    3/31/98           $6,916            $22,759             5.12%
    4/30/98           $7,396            $22,989             1.01%
    5/31/98           $6,377            $22,594            -1.72%
    6/30/98           $5,888            $23,511             4.06%
    7/31/98           $5,510            $23,259            -1.07%


[INDEX COMPARISON CHART]

GRAPHIC MATERIAL (8)

The following line graph compares the performance of Franklin Gold Fund's Advisor Class shares with that of the Standard & Poor's 500 Stock Index based on a hypothetical $10,000 investment in the fund from 8/1/88 to 7/31/98.

     DATE         FRANKLIN GOLD FUND -        S&P 500       S&P 500 COMPOSITE
                   ADVISOR CLASS                                   TOTAL
    8/1/88               $10,000               $10,000
    8/31/88              $9,491                $9,660             -3.40%
    9/30/88              $9,158                $10,072             4.26%
   10/31/88              $9,529                $10,352             2.78%
   11/30/88              $9,875                $10,203            -1.43%
   12/31/88              $9,536                $10,382             1.75%
    1/31/89              $9,919                $11,142             7.32%
    2/28/89              $10,329               $10,865            -2.49%
    3/31/89              $10,381               $11,118             2.33%
    4/30/89              $10,311               $11,695             5.19%
    5/31/89              $9,775                $12,168             4.05%
    6/30/89              $10,504               $12,099            -0.57%
    7/31/89              $10,689               $13,192             9.03%
    8/31/89              $10,970               $13,450             1.96%
    9/30/89              $11,371               $13,395            -0.41%
   10/31/89              $11,496               $13,084            -2.32%
   11/30/89              $13,070               $13,351             2.04%
   12/31/89              $13,531               $13,672             2.40%
    1/31/90              $14,288               $12,754            -6.71%
    2/28/90              $13,017               $12,919             1.29%
    3/31/90              $12,623               $13,261             2.65%
    4/30/90              $11,572               $12,931            -2.49%
    5/31/90              $12,424               $14,192             9.75%
    6/30/90              $11,691               $14,097            -0.67%
    7/31/90              $12,510               $14,051            -0.32%
    8/31/90              $12,146               $12,781            -9.04%
    9/30/90              $11,782               $12,159            -4.87%
   10/31/90              $10,643               $12,106            -0.43%
   11/30/90              $10,334               $12,889             6.46%
   12/31/90              $10,893               $13,248             2.79%
    1/31/91              $9,903                $13,826             4.36%
    2/28/91              $10,958               $14,814             7.15%
    3/31/91              $10,751               $15,173             2.42%
    4/30/91              $10,817               $15,209             0.24%
    5/31/91              $11,222               $15,865             4.31%
    6/30/91              $11,748               $15,138            -4.58%
    7/31/91              $12,022               $15,844             4.66%
    8/31/91              $10,859               $16,219             2.37%
    9/30/91              $11,162               $15,948            -1.67%
   10/31/91              $11,909               $16,162             1.34%
   11/30/91              $12,193               $15,511            -4.03%
   12/31/91              $11,535               $17,285            11.44%
    1/31/92              $11,583               $16,963            -1.86%
    2/29/92              $11,169               $17,182             1.29%
    3/31/92              $10,860               $16,847            -1.95%
    4/30/92              $10,639               $17,343             2.94%
    5/31/92              $11,294               $17,428             0.49%
    6/30/92              $11,327               $17,168            -1.49%
    7/31/92              $11,210               $17,870             4.09%
    8/31/92              $10,684               $17,504            -2.05%
    9/30/92              $10,333               $17,708             1.17%
   10/31/92              $9,495                $17,769             0.34%
   11/30/92              $8,881                $18,373             3.40%
   12/31/92              $9,189                $18,599             1.23%
    1/31/93              $9,228                $18,755             0.84%
    2/28/93              $9,968                $19,010             1.36%
    3/31/93              $11,111               $19,411             2.11%
    4/30/93              $12,433               $18,941            -2.42%
    5/31/93              $13,980               $19,447             2.67%
    6/30/93              $14,143               $19,504             0.29%
    7/31/93              $15,545               $19,426            -0.40%
    8/31/93              $13,964               $20,162             3.79%
    9/30/93              $12,731               $20,007            -0.77%
   10/31/93              $14,233               $20,421             2.07%
   11/30/93              $13,974               $20,227            -0.95%
   12/31/93              $15,963               $20,471             1.21%
    1/31/94              $15,682               $21,167             3.40%
    2/28/94              $14,960               $20,594            -2.71%
    3/31/94              $15,121               $19,696            -4.36%
    4/30/94              $14,449               $19,948             1.28%
    5/31/94              $14,760               $20,275             1.64%
    6/30/94              $14,625               $19,778            -2.45%
    7/31/94              $14,998               $20,427             3.28%
    8/31/94              $15,764               $21,265             4.10%
    9/30/94              $17,044               $20,746            -2.44%
   10/31/94              $16,228               $21,213             2.25%
   11/30/94              $14,585               $20,440            -3.64%
   12/31/94              $15,208               $20,743             1.48%
    1/31/95              $12,938               $21,280             2.59%
    2/28/95              $13,668               $22,110             3.90%
    3/31/95              $15,015               $22,762             2.95%
    4/30/95              $15,137               $23,432             2.94%
    5/31/95              $14,945               $24,369             4.00%
    6/30/95              $15,047               $24,934             2.32%
    7/31/95              $15,468               $25,762             3.32%
    8/31/95              $15,489               $25,826             0.25%
    9/30/95              $15,561               $26,916             4.22%
   10/31/95              $13,826               $26,819            -0.36%
   11/30/95              $14,842               $27,997             4.39%
   12/31/95              $15,013               $28,537             1.93%
    1/31/96              $17,407               $29,507             3.40%
    2/29/96              $17,449               $29,782             0.93%
    3/31/96              $17,503               $30,068             0.96%
    4/30/96              $17,717               $30,510             1.47%
    5/31/96              $18,390               $31,297             2.58%
    6/30/96              $16,077               $31,416             0.38%
    7/31/96              $15,723               $30,027            -4.42%
    8/31/96              $16,345               $30,661             2.11%
    9/30/96              $15,369               $32,387             5.63%
   10/31/96              $15,412               $33,281             2.76%
   11/30/96              $15,294               $35,797             7.56%
   12/31/96              $15,170               $35,088            -1.98%
    1/31/97              $14,507               $37,281             6.25%
    2/28/97              $16,255               $37,572             0.78%
    3/31/97              $14,473               $36,028            -4.11%
    4/30/97              $13,559               $38,179             5.97%
    5/31/97              $14,267               $40,504             6.09%
    6/30/97              $13,372               $42,318             4.48%
    7/31/97              $13,153               $45,687             7.96%
    8/31/97              $12,969               $43,128            -5.60%
    9/30/97              $13,567               $45,492             5.48%
   10/31/97              $11,404               $43,972            -3.34%
   11/30/97              $9,551                $46,008             4.63%
   12/31/97              $9,778                $46,800             1.72%
    1/31/98              $10,334               $47,319             1.11%
    2/28/98              $10,300               $50,731             7.21%
    3/31/98              $10,914               $53,328             5.12%
    4/30/98              $11,678               $53,867             1.01%
    5/31/98              $10,080               $52,940            -1.72%
    6/30/98              $9,316                $55,090             4.06%
    7/31/98              $8,884                $54,500            -1.07%